================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT - August 29, 2002
                        (Date of Earliest Event Reported)


                              GUILFORD MILLS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                           Commission File No. 1-06922

         Delaware                                              13-1995928
 ------------------------                                   ----------------
 (State of Incorporation)                                   (I.R.S. Employer
                                                           Identification No.)



 4925 West Market Street, Greensboro, NC                     27407
 ---------------------------------------                     -----
          (Address of principal                            Zip Code
           executive offices)


       Registrant's telephone number, including area code: (336) 316-4000

================================================================================

ITEM 9.  REGULATION FD DISCLOSURE.

         As previously disclosed, on March 13, 2002, Guilford Mills, Inc. (the "Company") and its domestic subsidiaries (collectively, the "Debtors") filed voluntary petitions under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court"). The chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered under case no. 02-40667 (BRL) pursuant to an order of the Court.

         The Company and its subsidiaries remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

         On August 15, 2002, the Court approved the Debtors' Amended Joint Plan of Reorganization (the "Plan") and the related Amended Joint Disclosure Statement (the "Disclosure Statement"). A copy of the Plan and the Disclosure Statement are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein. This Current Report (including the Exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

         The Plan and the Disclosure Statement filed as exhibits hereto may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company assumes no obligations to update or revise any such forward-looking statements. Such statements could be subject to risk and uncertainty that exist in the operations of the Company and the business environment that could render actual outcomes and results materially different from those predicted. These risks and uncertainties include, without limitation and in no particular order, the following factors as well as risks and uncertainties disclosed in the Company's filings with the Securities and Exchange Commission:

1. general economic factors including, but not limited to, changes in interest rates, foreign currency translation rates, consumer confidence, housing starts, trends in disposable income, changes in consumer demand for goods produced, and cyclical or other downturns;

2. the overall level of automotive production and the production of specific car models;

3.       fashion trends;

4.       information and technological advances;

5. cost and availability of raw materials, labor and natural and other resources;

6.       domestic and foreign competition;

7.       domestic and foreign governmental regulations and trade policies;

8.       reliance on major customers;

9.       success of marketing, advertising and promotional campaigns;

10. inability to achieve cost reductions through consolidation and restructuring;

11. inability to obtain financing on favorable terms or to obtain amendments or waivers with respect to non-compliance with certain covenants in loan agreements;

12. the adverse impact of the Company's filing under chapter 11 of the Bankruptcy Code on the Company's customer and supplier relationships, including less favorable trade credit terms;

13. inability to maintain sufficient liquidity to finance the Company's operations; and;

14.      inability to confirm and implement the Plan.

                                   SIGNATURES

         Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 29, 2002
                                   GUILFORD MILLS, INC.

                                   By: /s/ David H. Taylor
                                       -------------------------------------
                                       David H. Taylor
                                       Interim Chief Financial Officer

                                  EXHIBIT INDEX


         Exhibit No.            Description
         -----------            -----------

             99.1               Debtors' Amended Joint Plan of Reorganization

             99.2               Debtors' Amended Disclosure Statement